UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2015

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15295 (Commission File Number)	25-1843385 (I.R.S. Employer Identification No.)

1049 Camino Dos Rios Thousand Oaks, California (Address of principal executive offices)	91360 (Zip Code)

Registrant’s telephone number, including area code: (805) 373-4545

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    Effective as of September 28, 2015, Teledyne Technologies Incorporated ("Teledyne") and Dr. Robert Mehrabian, the Chairman, President and Chief Executive Officer of Teledyne, entered into Amendment One (the "Amendment") to the Fifth Amended and Restated Employment Agreement, dated as of October 22, 2013, between Teledyne and Dr. Mehrabian (the “Employment Agreement”). The Amendment extends the term of the Employment Agreement through December 31, 2019. It also confirms Dr. Mehrabian's current 2015 base salary of $955,000. The other terms of the Employment Agreement remain unchanged.

A copy of the Amendment is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Amendment One, dated as of September 28, 2015, to the Fifth Amended and Restated Employment Agreement between Teledyne Technologies Incorporated and Robert Mehrabian.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By: /s/ Melanie S. Cibik

Melanie S. Cibik
Senior Vice President, General Counsel and Secretary

Date: September 28, 2015

EXHIBIT INDEX
Description

Exhibit 10.1	Amendment One, dated as of September 28, 2015, to the Fifth Amended and Restated Employment Agreement between Teledyne Technologies Incorporated and Robert Mehrabian.